Exhibit 10.13

202254010267

B1357-3160 12/29/2022 10:16 AM Received by California Secretary of State

STATE OF CALIFORNIA

Office of the Secretary of State

ARTICLES OF ORGANIZATION
CA LIMITED LIABILITY COMPANY

California Secretary of State
1500 11th Street
Sacramento, California 95814
(916) 653-3516

For Office Use Only

-FILED-

File No.: 202254010267

Date Filed: 12/29/2022

Limited Liability Company Name	
Limited Liability Company Name	AT TECH SYSTEMS LLC
Initial Street Address of Principal Office of LLC	
Principal Address	2311 E LOCUST CT ONTARIO, CA 91761
Initial Mailing Address of LLC	
Mailing Address	2311 E LOCUST CT ONTARIO, CA 91761
Attention	
Agent for Service of Process	
Agent Name	DESHENG WANG
Agent Address	2311 E LOCUST CT ONTARIO, CA 91761
Purpose Statement	
The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the California Revised Uniform Limited Liability Company Act.	
Management Structure	
The LLC will be managed by	One Manager

Additional information and signatures set forth on attached pages, if any, are incorporated herein by reference and made part of this filing.

Electronic Signature

☒ By signing, I affirm under penalty of perjury that the information herein is true and correct and that I am authorized by California law to sign.

DESHENG WANG	*12/29/2022*
Organizer Signature	Date

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